Investment in Affiliates (Combined and Condensed Information Related to Affiliates) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Operations:
Total revenues	¥ 1,394,872	¥ 1,333,838	¥ 1,094,317
Income before income taxes	154,162	177,535	130,799
Net income	109,183	141,964	109,865
Financial position:
Total assets	8,452,544	8,350,901	6,897,921
Total liabilities	6,075,513	6,206,321	5,131,402
Total equity	¥ 2,377,031	¥ 2,144,580	¥ 1,766,519